UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 31, 2015
Date of Report (Date of earliest event reported)

BORNEO RESOURCE INVESTMENTS LTD.
(Exact name of small business issuer as specified in its charter)

Nevada	000-54707	20-3724019
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11/F, Admiralty Centre, Tower 2, 18 Harcourt Road, Admiralty

(Address of principal executive offices) (Zip code)

852-9377-6536

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2015, the Company accepted the resignation of Grace Sarendatu. Ms. Sarendatu s resignation was not due to any disagreement with the Company, its management or its other directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORNEO RESOURCE INVESTMENTS LTD.

Date: April 2, 2015	By:	/s/ Nils A. Ollquist
	Name:	Nils A. Ollquist
	Title:	Chief Executive Officer